FIRST SECURITY AUTO GRANTOR TRUST 1998-A
MONTHLY STATEMENT TO CERTIFICATEHOLDERS
SERVICERS: FIRST SECURITY BANK, N.A.

DECEMBER 24, 2000 THRU JANUARY 23, 2001
DISTRIBUTION DATE: 02-15-01

Statement for Class A and Class B Certificateholders Pursuant                                                 Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                            Class A/Class B
                                                                                                                Certificate Amount
                                                                                                              ----------------------
(i)  Principal Distribution
          Class A  Amount                                                                       5,164,419.08           10.8015
          Class B Amount                                                                          243,358.06           10.8015

(ii)  Interest Distribution
          Class A  Amount                                                                         446,487.22            0.9338
          Class B Amount                                                                           21,568.02            0.9573

(iii)  Yield Supplement Amount                                                                          0.00            0.0000

(iv)  Basic Servicing Fee                                                                          78,312.67            0.1564

(v)  Class A Certificate Balance (end of Collection Period)                                    84,581,756.51
     Class A Pool Factor (end of Collection Period)                                                0.1769049
     Class B Certificate Balance (end of Collection Period)                                     3,985,666.43
     Class B Pool Factor (end of Collection Period)                                                0.1769049

(vi)  Total Pool Balance (end of Collection Period)                                            88,567,422.94

(vii)  Realized Losses for the Collection Period                                                  258,140.47

(viii)  Aggregate Defaulted Receivables for the Collection Period                                 297,923.98

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                              0.00

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                                         0.00

(xi)  Advances made in respect of this Collection Period:                                               0.00
       Unreimbursed Advances on the Distribution Date:                                                  0.00

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                               10,013,000.64

(xiii)  (x) Excess of Class A Certificate Balance over Pool Balance                                     0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds             0.00
            Class A Certificate Balance

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                                          3,463,637.71
          60 - 89 Days                                                                            960,103.04
          90 or more days                                                                         431,535.15

FIRST SECURITY AUTO GRANTOR TRUST 1998-A
MONTHLY STATEMENT TO CERTIFICATEHOLDERS
SERVICERS: FIRST SECURITY BANK, N.A.

JANUARY 24, 2001 THRU FEBRUARY 23, 2001
DISTRIBUTION DATE: 03-15-01

Statement for Class A and Class B Certificateholders Pursuant                                                Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                           Class A/Class B
                                                                                                               Certificate Amount
                                                                                                             ----------------------
(i)  Principal Distribution
          Class A  Amount                                                                       5,937,407.08          12.4182
          Class B Amount                                                                          279,782.84          12.4182

(ii)  Interest Distribution
          Class A  Amount                                                                         420,794.24           0.8801
          Class B Amount                                                                           20,326.90           0.9022

(iii)  Yield Supplement Amount                                                                          0.00           0.0000

(iv)  Basic Servicing Fee                                                                          73,806.19           0.1474

(v)  Class A Certificate Balance (end of Collection Period)                                    78,644,349.43
     Class A Pool Factor (end of Collection Period)                                                0.1644866
     Class B Certificate Balance (end of Collection Period)                                     3,705,883.59
     Class B Pool Factor (end of Collection Period)                                                0.1644866

(vi)  Total Pool Balance (end of Collection Period)                                            82,350,233.02

(vii)  Realized Losses for the Collection Period                                                  324,711.97

(viii)  Aggregate Defaulted Receivables for the Collection Period                                 463,695.45

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                              0.00

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                                         0.00

(xi)  Advances made in respect of this Collection Period:                                               0.00
       Unreimbursed Advances on the Distribution Date:                                                  0.00

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                               10,013,000.64

(xiii)  (x) Excess of Class A Certificate Balance over Pool Balance                                     0.00
        (y) Excess of Class B Certificate Balance over amount by which Pool Balance exceeds             0.00
            Class A Certificate Balance

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                                          2,531,427.08
          60 - 89 Days                                                                            895,489.25
          90 or more days                                                                         353,199.95

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

February 24, 2001 Thru March 23, 2001
Distribution Date: 04-16-01

Statement for Class A and Class B Certificateholders Pursuant                                          Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                     Class A/Class B
                                                                                                         Certificate Amount
                                                                                                       ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         5,597,999.22                11.7084
          Class B Amount                                                            263,789.25                11.7084

(ii)  Interest Distribution
          Class A  Amount                                                           391,255.64                 0.8183
          Class B Amount                                                             18,900.01                 0.8389

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            68,625.19                 0.1371

(v)  Class A Certificate Balance (end of Collection Period)                      73,046,350.21
     Class A Pool Factor (end of Collection Period)                                  0.1527783
     Class B Certificate Balance (end of Collection Period)                       3,442,094.34
     Class B Pool Factor (end of Collection Period)                                  0.1527783

(vi)  Total Pool Balance (end of Collection Period)                              76,488,444.55

(vii)  Realized Losses for the Collection Period                                    276,974.73

(viii)  Aggregate Defaulted Receivables for the Collection Period                   390,085.60

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            2,170,114.62
          60 - 89 Days                                                              778,079.78
          90 or more days                                                           268,556.82

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

March 24, 2001 Thru April 23, 2001
Distribution Date: 05-15-01

Statement for Class A and Class B Certificateholders Pursuant                                            Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                        Class A/Class B
                                                                                                            Certificate Amount
                                                                                                         ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         5,367,991.85                11.2273
          Class B Amount                                                            252,950.82                11.2273

(ii)  Interest Distribution
          Class A  Amount                                                           363,405.59                 0.7601
          Class B Amount                                                             17,554.68                 0.7792

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            63,740.37                 0.1273

(v)  Class A Certificate Balance (end of Collection Period)                      67,678,358.36
     Class A Pool Factor (end of Collection Period)                                  0.1415510
     Class B Certificate Balance (end of Collection Period)                       3,189,143.52
     Class B Pool Factor (end of Collection Period)                                  0.1415510

(vi)  Total Pool Balance (end of Collection Period)                              70,867,501.88

(vii)  Realized Losses for the Collection Period                                    266,497.04

(viii)  Aggregate Defaulted Receivables for the Collection Period                   413,271.38

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                  9,974,678.15

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                             0.00

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            2,274,273.69
          60 - 89 Days                                                              442,995.83
          90 or more days                                                           181,078.62

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

April 24, 2001 Thru May 31, 2001
Distribution Date: 06-15-01

Statement for Class A and Class B Certificateholders Pursuant                                          Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                     Class A/Class B
                                                                                                         Certificate Amount
                                                                                                       ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         6,238,455.00                13.0479
          Class B Amount                                                            293,968.84                13.0479

(ii)  Interest Distribution
          Class A  Amount                                                           336,699.83                 0.7042
          Class B Amount                                                             16,264.63                 0.7219

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            59,056.25                 0.1180

(v)  Class A Certificate Balance (end of Collection Period)                      61,439,903.36
     Class A Pool Factor (end of Collection Period)                                  0.1285031
     Class B Certificate Balance (end of Collection Period)                       2,895,174.68
     Class B Pool Factor (end of Collection Period)                                  0.1285031

(vi)  Total Pool Balance (end of Collection Period)                              64,335,078.04

(vii)  Realized Losses for the Collection Period                                    162,107.01

(viii)  Aggregate Defaulted Receivables for the Collection Period                   258,044.19

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                             0.00

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            2,470,655.16
          60 - 89 Days                                                              719,815.35
          90 or more days                                                           335,559.07

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

June 1, 2001 Thru June 30, 2001
Distribution Date: 07-16-01

Statement for Class A and Class B Certificateholders Pursuant                                             Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                        Class A/Class B
                                                                                                            Certificate Amount
                                                                                                         -----------------------
(i)  Principal Distribution
          Class A  Amount                                                         4,586,422.51                 9.5926
          Class B Amount                                                            216,121.67                 9.5926

(ii)  Interest Distribution
          Class A  Amount                                                           305,663.52                 0.6393
          Class B Amount                                                             14,765.39                 0.6554

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            53,612.57                 0.1071

(v)  Class A Certificate Balance (end of Collection Period)                      56,853,480.85
     Class A Pool Factor (end of Collection Period)                                  0.1189105
     Class B Certificate Balance (end of Collection Period)                       2,679,053.01
     Class B Pool Factor (end of Collection Period)                                  0.1189105

(vi)  Total Pool Balance (end of Collection Period)                              59,532,533.86

(vii)  Realized Losses for the Collection Period                                    202,480.75

(viii)  Aggregate Defaulted Receivables for the Collection Period                   233,742.92

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            2,262,904.51
          60 - 89 Days                                                              731,315.67
          90 or more days                                                           284,532.86

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

July 1, 2001 Thru July 31, 2001
Distribution Date: 08-15-01

Statement for Class A and Class B Certificateholders Pursuant                                         Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                    Class A/Class B
                                                                                                        Certificate Amount
                                                                                                      ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         4,501,455.28                 9.4149
          Class B Amount                                                            212,117.84                 9.4149

(ii)  Interest Distribution
          Class A  Amount                                                           282,846.07                 0.5916
          Class B Amount                                                             13,663.17                 0.6064

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            49,610.44                 0.0991

(v)  Class A Certificate Balance (end of Collection Period)                      52,352,025.57
     Class A Pool Factor (end of Collection Period)                                  0.1094956
     Class B Certificate Balance (end of Collection Period)                       2,466,935.17
     Class B Pool Factor (end of Collection Period)                                  0.1094956

(vi)  Total Pool Balance (end of Collection Period)                              54,818,960.74

(vii)  Realized Losses for the Collection Period                                    151,056.02

(viii)  Aggregate Defaulted Receivables for the Collection Period                   183,845.54

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            2,341,420.58
          60 - 89 Days                                                              558,539.16
          90 or more days                                                           412,476.33

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

August 1, 2001 Thru August 31, 2001
Distribution Date: 09-17-01

Statement for Class A and Class B Certificateholders Pursuant                                             Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                        Class A/Class B
                                                                                                            Certificate Amount
                                                                                                          ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         4,639,665.50                 9.7040
          Class B Amount                                                            218,630.59                 9.7040

(ii)  Interest Distribution
          Class A  Amount                                                           260,451.33                 0.5447
          Class B Amount                                                             12,581.37                 0.5584

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            45,682.47                 0.0912

(v)  Class A Certificate Balance (end of Collection Period)                      47,712,360.07
     Class A Pool Factor (end of Collection Period)                                  0.0997916
     Class B Certificate Balance (end of Collection Period)                       2,248,304.58
     Class B Pool Factor (end of Collection Period)                                  0.0997916

(vi)  Total Pool Balance (end of Collection Period)                              49,960,664.65

(vii)  Realized Losses for the Collection Period                                    147,967.53

(viii)  Aggregate Defaulted Receivables for the Collection Period                   176,926.20

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                             0.00

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,844,986.30
          60 - 89 Days                                                              540,802.57
          90 or more days                                                           361,221.68

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  First Security Bank, N.A.

September 1, 2001 Thru September 30, 2001
Distribution Date: 10-15-01

Statement for Class A and Class B Certificateholders Pursuant                                            Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                       Class A/Class B
                                                                                                           Certificate Amount
                                                                                                         ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         3,527,778.58                 7.3784
          Class B Amount                                                            166,236.19                 7.3784

(ii)  Interest Distribution
          Class A  Amount                                                           237,368.99                 0.4965
          Class B Amount                                                             11,466.35                 0.5089

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            41,633.89                 0.0832

(v)  Class A Certificate Balance (end of Collection Period)                      44,184,581.49
     Class A Pool Factor (end of Collection Period)                                  0.0924132
     Class B Certificate Balance (end of Collection Period)                       2,082,068.39
     Class B Pool Factor (end of Collection Period)                                  0.0924132

(vi)  Total Pool Balance (end of Collection Period)                              46,266,649.88

(vii)  Realized Losses for the Collection Period                                    148,593.49

(viii)  Aggregate Defaulted Receivables for the Collection Period                   185,099.10

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                             0.00

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,904,233.00
          60 - 89 Days                                                              547,533.42
          90 or more days                                                           215,130.99

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  Wells Fargo

October 1, 2001 Thru October 31, 2001
Distribution Date: 11-15-01

Statement for Class A and Class B Certificateholders Pursuant                                            Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                       Class A/Class B
                                                                                                           Certificate Amount
                                                                                                         ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         4,352,693.23                 9.1038
          Class B Amount                                                            205,107.86                 9.1038

(ii)  Interest Distribution
          Class A  Amount                                                           219,818.29                 0.4598
          Class B Amount                                                             10,618.55                 0.4713

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            38,555.54                 0.0770

(v)  Class A Certificate Balance (end of Collection Period)                      39,831,888.26
     Class A Pool Factor (end of Collection Period)                                  0.0833094
     Class B Certificate Balance (end of Collection Period)                       1,876,960.53
     Class B Pool Factor (end of Collection Period)                                  0.0833094

(vi)  Total Pool Balance (end of Collection Period)                              41,708,848.79

(vii)  Realized Losses for the Collection Period                                     81,895.27

(viii)  Aggregate Defaulted Receivables for the Collection Period                   125,986.15

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,504,165.07
          60 - 89 Days                                                              348,125.83
          90 or more days                                                           287,683.43

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  Wells Fargo

November 1, 2001 Thru November 30, 2001
Distribution Date: 12-17-01

Statement for Class A and Class B Certificateholders Pursuant                                             Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                        Class A/Class B
                                                                                                            Certificate Amount
                                                                                                          ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         3,645,234.26                 7.6241
          Class B Amount                                                            171,770.94                 7.6241

(ii)  Interest Distribution
          Class A  Amount                                                           198,163.64                 0.4145
          Class B Amount                                                              9,572.50                 0.4249

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            34,757.37                 0.0694

(v)  Class A Certificate Balance (end of Collection Period)                      36,186,654.00
     Class A Pool Factor (end of Collection Period)                                  0.0756853
     Class B Certificate Balance (end of Collection Period)                       1,705,189.59
     Class B Pool Factor (end of Collection Period)                                  0.0756853

(vi)  Total Pool Balance (end of Collection Period)                              37,891,843.59

(vii)  Realized Losses for the Collection Period                                     87,718.91

(viii)  Aggregate Defaulted Receivables for the Collection Period                   140,157.20

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,432,347.32
          60 - 89 Days                                                              367,906.92
          90 or more days                                                           223,291.46

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicers:  Wells Fargo

December 1, 2001 Thru December 31, 2001
Distribution Date: 1-15-02

Statement for Class A and Class B Certificateholders Pursuant                                            Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                       Class A/Class B
                                                                                                           Certificate Amount
                                                                                                         ----------------------
(i)  Principal Distribution
          Class A  Amount                                                         3,110,189.22                 6.5050
          Class B Amount                                                            146,558.52                 6.5050

(ii)  Interest Distribution
          Class A  Amount                                                           180,028.60                 0.3765
          Class B Amount                                                              8,696.47                 0.3860

(iii)  Yield Supplement Amount                                                              --                     --

(iv)  Basic Servicing Fee                                                            31,576.54                 0.0631

(v)  Class A Certificate Balance (end of Collection Period)                      33,076,464.78
     Class A Pool Factor (end of Collection Period)                                  0.0691803
     Class B Certificate Balance (end of Collection Period)                       1,558,631.07
     Class B Pool Factor (end of Collection Period)                                  0.0691803

(vi)  Total Pool Balance (end of Collection Period)                              34,635,095.85

(vii)  Realized Losses for the Collection Period                                     59,625.58

(viii)  Aggregate Defaulted Receivables for the Collection Period                   123,988.28

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                               --

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,577,861.93
          60 - 89 Days                                                              468,813.59
          90 or more days                                                           150,410.99

First Security Auto Grantor Trust 1998-A
Monthly Statement to Certificateholders
Servicer:  Wells Fargo

January 1, 2001 Thru January 31, 2001
Distribution Date: 2-15-02

Statement for Class A and Class B Certificateholders Pursuant                                              Per $1,000 of Original
to Section 4.7 of the Pooling and Servicing Agreement                                                         Class A/Class B
                                                                                                             Certificate Amount
                                                                                                           ----------------------
(i)  Principal Distribution
          Class A  Amount                                                        33,076,464.78                 69.1803
          Class B Amount                                                          1,558,631.07                 69.1803

(ii)  Interest Distribution
          Class A  Amount                                                           164,555.41                  0.3442
          Class B Amount                                                              7,949.02                  0.3528

(iii)  Yield Supplement Amount                                                              --                      --

(iv)  Basic Servicing Fee                                                            28,862.58                  0.0577

(v)  Class A Certificate Balance (end of Collection Period)                              (0.00)
     Class A Pool Factor (end of Collection Period)                                 (0.0000000)
     Class B Certificate Balance (end of Collection Period)                               0.00
     Class B Pool Factor (end of Collection Period)                                  0.0000000

(vi)  Total Pool Balance (end of Collection Period)                                       0.00

(vii)  Realized Losses for the Collection Period                                     42,055.94

(viii)  Aggregate Defaulted Receivables for the Collection Period                    85,482.52

(ix)  Amount otherwise distributable to Class B Certificateholders
         that is distributed to Class A Certificateholders                                  --

(x)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
       or purchased by Servicer                                                             --

(xi)  Advances made in respect of this Collection Period:                                   --
       Unreimbursed Advances on the Distribution Date:                                      --

(xii)  Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                 10,013,000.64

(xiii) (x) Excess of Class A Certificate Balance over Pool Balance                          --
       (y) Excess of Class B Certificate Balance over amount by which
             Pool Balance exceeds Class A Certificate Balance                             0.00

(xiv)  Aggregate outstanding balance of Delinquent Receivables at end of Collection Period
          30 - 59 Days                                                            1,249,166.97
          60 - 89 Days                                                              318,889.24
          90 or more days                                                           244,873.68

First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  Wells Fargo Bank, N.A.
February 1, 2002 Thru February 28, 2002
Distribution Date: 3-15-02

Statement for Class A and Class B Noteholders Pursuant                                             Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                                    Class A/Class B
                                                                                                        Note Amount
                                                                                                   ----------------------
(i)  Principal Distribution
          Class A-1  Amount                                                           --                       --
          Class A-2  Amount                                                11,752,404.88                  55.6986
          Class A-3  Amount                                                           --                       --
          Class A-4  Amount                                                           --                       --
          Class B Amount                                                              --                       --
(ii)  Interest Distribution
          Class A-1  Amount                                                           --                       --
          Class A-2  Amount                                                    90,707.68                   0.4299
          Class A-3  Amount                                                   654,541.67                   5.6917
          Class A-4  Amount                                                   337,260.00                   5.7750
          Class B Amount                                                      235,032.41                   6.0083

(iii)  Yield Supplement Amount                                                  6,734.28                   0.0129
(iv)  Basic Servicing Fee                                                     190,437.48                   0.3652
(v)  Outstanding Advances (end of preceding collection period)                        --
(vi)  Aggregate Receivables (end of preceding collection period)          228,524,975.88

(vii)  Class A-1 Note Balance (end of Collection Period)                              --
       Class A-1 Pool Factor (end of Collection Period)                               --
       Class A-2 Note Balance (end of Collection Period)                    4,254,832.39
       Class A-2 Pool Factor (end of Collection Period)                        0.0201651
       Class A-3 Note Balance (end of Collection Period)                  115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                        1.0000000
       Class A-3 Note Balance (end of Collection Period)                   58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                        1.0000000
       Class B Note Balance (end of Collection Period)                     39,117,738.61
       Class B Pool Factor (end of Collection Period)                          1.0000000
                                                                          --------------
       Total Pool Balance (end of Collection Period)                      216,772,571.00

(viii)  Realized Losses                                                       660,175.56

(ix)  Noteholders Interest Carryover Shortfall                                        --
         Noteholders Principal Carryover Shortfall                                    --

(x)  Aggregate Purchase Amount of Receivables Repurchased by
       the Sellers or purchased by Servicers                                          --

(xi)  Reserve Account Balance                                              19,509,531.39
       Average Delinquency Ratio                                                  1.8361%
       Average Net Loss Ratio                                                     3.2920%
       Specified Reserve Account Balance                                   19,509,531.39

(xii)  Remaining Receivables Percentage                                            54.40%
(xiii)  Reduced Letter of Credit                                                      --